Exhibit 99.2

® ® ® ® TM is a trademark of MaxCyte, Inc. are registered trademarks of MaxCyte, Inc. in the U.S.A. Driving the Next Generation of Cell-Based Therapies MaxCyte Corporate Presentation NASDAQ: MXCT • LSE: MXCT March 2025

2 Disclaimer The content of this document (the “Presentation”) has not been approved by an authorized person within the meaning of the Financial Services and Markets Act 2000 (“FSMA”), as amended. Reliance on this document for the purpose of engaging in any investment activity may expose an individual or organization to a significant risk of losing all of their investment. If you are in any doubt about the investment to which this Presentation relates, you should consult a person authorized by the Financial Conduct Authority who specializes in advising on securities of the kind described in this Presentation or your stockbroker, bank manager, solicitor, accountant or other financial adviser. This Presentation has been issued by MaxCyte Inc (the “Company”) and does not constitute or form part of, and should not be construed as, an offer or invitation to sell or issue or any solicitation of any offer to purchase or subscribe for any securities in the Company in any jurisdiction. Neither this Presentation, nor any part of it nor anything contained or referred to in it, nor the fact of its distribution, should form the basis of or be relied on in any connection with or act as an inducement in relation to a decision to purchase or subscribe for or enter into any contract or make any other commitment whatsoever in relation to any such securities. This Presentation does not constitute a recommendation regarding the securities of the Company. This Presentation is only addressed to and directed at (i) persons who are outside the United Kingdom, (ii) persons who have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the "Order"), (iii) persons who are high net worth entities falling within Article 49(2)(a) to (d) of the Order, and/or (iv) any other persons to whom this Presentation may otherwise lawfully be communicated without contravention of section 21 of the Financial Services and Markets Act 2000 or to whom it may otherwise lawfully be distributed (all such persons together being referred to as "relevant persons"). This Presentation may not be acted on or relied on by persons who are not relevant persons. Any investment or investment activity to which this Presentation relates is available only to relevant persons. Certain statements in this Presentation are, or may be deemed to be, forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding our expected potential future revenue. The words "may," "might," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "expect," "estimate," "seek," "predict," "future," "project," "potential," "continue," "target" and similar words or expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this Presentation are based on management's current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this Presentation, including, without limitation, statements regarding the Company's future growth, results of operations, performance, future capital and other expenditures (including the amount, nature and sources of funding thereof), competitive advantages, business prospects and opportunities. These and other risks and uncertainties are described in greater detail in the section entitled "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2023, our quarterly reports for the periods ended March 31, 2024, June 30, 2024, and September 30, 2024, as well as discussions of potential risks, uncertainties, and other important factors in the other filings that we make with the Securities and Exchange Commission from time to time. These documents are available on the Securities and Exchange Commission website and through the Investor Menu, Financials section under "SEC filings" on the Investors page of our website at http://investors.maxcyte.com. No statement in this Presentation is intended to be, or intended to be construed as, a profit forecast or profit estimate or to be interpreted to mean that earnings per Company share for the current or future financial years will necessarily match or exceed the historical earnings per Company share. As a result, no undue reliance should be placed on such statements. Any forward-looking statements represent our views only as of the date of this Presentation and should not be relied upon as representing our views as of any subsequent date. We explicitly disclaim any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. This Presentation also contains Non-GAAP Gross Margin, which we define as Gross Margin when excluding SPL program related revenue and reserves for excess and obsolete inventory. The Company believes that the use of Non-GAAP Gross Margin provides an additional tool to investors because it provides consistency and comparability with past financial performance, as Non-GAAP Gross Margin excludes non-core revenues and inventory reserves, which can vary significantly between periods and thus affect comparability. Management does not consider these Non-GAAP financial measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these Non-GAAP financial measures is that they exclude significant revenues and expenses that are required by GAAP to be recorded in the Company’s financial statements. Non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. A reconciliation table of Gross Margin, the most comparable GAAP financial measure, to Non-GAAP Gross Margin is included in the appendix of this release. © 2024 MaxCyte, Inc. All Rights Reserved

MaxCyte at a Glance

MaxCyte®

Our Mission

We power the future of cell and gene therapy with innovative, scalable cell engineering solutions that enable our customers to deliver advanced therapies to patients

29
SPL Customers

19
Clinical and Commercial Therapies Supported

Base-editing (CRISPR), CRISPR, ARCUS, RNA-Based Engineering, TALENS, Zinc Finger Nucleases (ZFNs)

Genetic diseases, solid tumors, infectious disease, Hematological Malignancies, autoimmune disease

$38.6M
2024 Revenue

84%
2024 Non-GAAP Adjusted Gross Margins[2]

$190M
Cash & Cash Equivalents[1]

1. As of Dec. 31 2024
2. Excluding SPL Program-related revenue and reserves for excess and obsolete inventory. See appendix for reconciliation to GAAP gross margins

© 2024 MaxCyte, Inc. All Rights Reserved

Cell and Gene Therapy Development Cell Engineering (Electroporation) Cell Proliferation In-Vivo Ex-Vivo Viral/Non-Viral Vector for delivery to Specific Organ Tissue The engineering of cells to develop therapies addressing a host of human diseases with unmet medical needs Cells Collected from Universal Donor or Patient Personalized Therapy Cryopreservation Patient Cell & Gene Therapy is one of the fastest growing and most promising treatment modalities ~1,950 active clinical trials focused on as of Dec 2024* Aggregate of $15.2B raised in 2024* Genetic diseases, solid tumors, infectious disease, hematological, and autoimmune 44 approved cell and gene therapies** *Alliance for Regenerative Medicine (“ARM”) as of Dec 2024 **FDA approved Cellular and Gene Therapy Products

Addressing the Challenges of Cell & Gene Therapy Development Next-generation cell therapy programs have become increasingly complex requiring multiple edits Regulatory risk increases with new unknowns (donor cells, next-gen approaches, new indications) Vein-to-vein manufacturing times are high; optimizations needed to deliver medicines to patients faster Lack of industry standard for cell engineering process development causes costly and inconsistent manufacturing runs Many steps in the cell engineering process with lack of support or safety assessments before regulatory review

Large Opportunity in Ex-Vivo Cell and Gene Therapy MaxCyte # of Potential SPLs Research & Discovery Pre-Clinical Clinical Commercial 124 Programs 82 Non-Viral Programs (66%) 383 Programs 193 Non-Viral Programs (50%) 249 Programs 84 Non-Viral Programs (37%) 10 Programs 1 Non-Viral Program (10%) Ex-Vivo Cell & Gene Therapy TAM 201 Ex-Vivo Cell & Gene Therapy Biotechs 83 Non-Viral Ex-Vivo Cell & Gene Therapy Biotechs Gene Editing Tools: • ARCUS • Base-editing (CRISPR) • Prime-editing (CRISPR) • CRISPR • RNA-Based Engineering • Transposon • TALENS • Zinc Finger Nucleases (ZFNs) Source: MaxCyte Company Estimates for U.S. and EU Markets Programs with undisclosed vector are assumed to be Viral and Non-Viral at the market concentration ratio of 53% to 47%, respectively

The ExPERT Platform™ Enabling Non-Viral Cell Engineering

MaxCyte®



ATx®

Small/mid-scale
RUO
75 thousand to 700 million cells



STx®

Full scale
RUO
75 thousand to 20 billion cells



GTx®

Full scale
RUO/cGMP
75 thousand to 20 billion cells



VLx™

Large Scale
RUO/cGMP
5 billion to 200 billion cells

Key Applications: *Ex-Vivo* Engineered Cell Therapies

Customer Base: Leading global cell therapy developers and academic translational centers

High Performance:
- >90% transfection efficiencies (depending on cell type and molecule)
- >90% cell viabilities
- Computer-controlled system for reproducible results

Scalability – Ability to Transfect:
- 75,000 to 7 million cells in seconds
- Up to 20 billion cells in less than 30 minutes
- And up to 200 billion cells in less than 30 minutes with the high scale VLx

Flexibility:
- Single, fully-defined, animal component-free electroporation buffer for all cell types
- Pre-loaded library of validated, cell-specific protocols

High Quality:
- Sterile, single-use processing assemblies (PAs)
- Closed, cGMP-compliant, ISO-certified, and CE marked instruments
- Supported by US FDA Master File and global equivalents

Additional Electroporation Applications in Drug Discovery

Cell Based Assays – Produce assay-ready cells faster with scalable electroporation.

Gene Editing – Navigate the complexities of genome engineering with highly efficient delivery.

Viral Vector Production – Transfect adherent or suspension cells to produce a variety of viral vectors.

Antibody & Protein Production – Accelerate biotherapeutic development with transient expression for gram-scale protein production.

Vaccine Development – Innovate vaccine research with our adaptable platform for production of recombinant proteins, virus-like particles and more.

MaxCyte's Solutions Span Cell & Gene Engineering

MaxCyte®

Industry-leading, scalable ExPERT Electroporation Platform and best-in-class customer support

Discovery | Process Development | IND-enabling activities | IND-enabling study / Clinical | Commercial

Screening | Validation | Lead ID | Concept Discovery | Optimization | Verification

IND filing

BLA filing



ATx® STx®

Instrument purchase & research scale

RUO



STx®

Instrument purchase & full scale with flow EP

RUO



GTx®

IND-enabling lease

GMP



GTx®

Strategic platform license for clinical & commercial manufacturing

GMP

RUO: 25µL – 3.5mL on ATx®
RUO: 25µL – 100mL on STx®

GMP: 25µL – 100mL on GTx®
21 CFR Part 11 Compliant



VLx™

Strategic platform license for large allogeneic manufacturing
GMP: 25µL – 1L on VLx™
21 CFR Part 11 Compliant

GMP

MaxCyte's Flow Electroporation® technology integrates efficiently within a closed cGMP cell therapy workflow

MaxCyte®



Cell Isolation & Expansion
CCBE
Electroporation
Cell Expansion
Cryopreservation
Process cells on different platforms
Wash media and exchange from different platforms to MaxCyte Buffer
HyClone
MaxCyte
Add loading agent (mRNA, pDNA, RNP…) and Electroporate
Infusion and cryopreservation

Seamlessly scale from initial cell therapy concept to commercialization

- Leverages the reversible permeability of the cell membrane in response to an electric charge
- **Universally delivers molecules,** such as nucleic acids, gene-editing tools and proteins, into cells
- **Agnostic to cell type, approach (auto/allo)** and/or gene manipulation technology
- Supported by a **robust intellectual property portfolio** (200+ patents granted in US and foreign jurisdictions and 100+ patents pending worldwide)
- Enables customers to use a **single platform from concept through to the clinic** in a GMP environment
- **>100 protocols** optimized through 25 years of research by experts in biophysics, biochemistry and cell biology

Development of Ex Vivo Cell Therapies Requires Highly Specialized Engineering Tools and Assays 10 Lentivirus Adeno-associated virus Lipid nanoparticles Electroporation Engineering Tools Delivery Technologies CRISPR/Cas gene editing Transposase integration mRNA transient expression Stable DNA transduction Engineered Cell Therapy Starting Cell Material Post-engineering analyses: ➢ On-target editing confirmation ➢ Off-target editing risk assessment ➢ Cell functional assays ➢ Cell phenotype characterization Engineering Strategies Pre-engineering analyses: ➢ Cell health determination ➢ Cell purity characterization ➢ Cell identity confirmation ➢ Single alteration vs. multiple alterations ➢ Sequential engineering vs. simultaneous engineering ➢ Integrating vs. non-integrating approaches Developing engineering ex vivo cell therapies is highly complex

MaxCyte’s Solutions are Uniquely Positioned to Support Cell Therapy Development Flow Electroporation® technology facilitates multiplex and sequential engineering without the payload and capacity limitations of viral approaches 33+ Field Application Scientists support our customers in their development process ExPERT platform provides industry leading transfection efficiency & cell viability at high scale in 30 minutes or less, enabling manufacturers to quickly scale up production Regulatory Support Superior Results Complex Engineering Optimization Scientific Support FDA Master File can be referenced in regulatory filings to accelerate and de-risk regulatory review MaxCyte technology allows plug and play processes with rapid optimization delivering reproducible outcomes and the ability to seamlessly scale up from pre-IND to the clinic and commercialization

MaxCyte's Platform Generates Recurring Revenue in Pre-Clinical, Clinical, and Commercial

MaxCyte®

Preclinical and Academic Revenue Model

Instrument Sale **+** Single-use Disposables (PAs)



ATx
STx
GTx
Full scale
RUO



Razor/Razor Blade Economics

Clinical and Commercial Revenue Model

Annual License Fee **+** Single-use Disposables (PAs)



GTx
Full scale
GMP



+ Clinical Milestones and Commercial Royalties/Sales Based Payments

Razor/Razor Blade Economics
+ Share of Therapeutic Economics

MaxCyte captures unique economic participation in customers success as a result of its proven technology and differentiated technical, scientific, and regulatory support

12

© 2024 MaxCyte, Inc. All Rights Reserved

MaxCyte's Strategic Platform Licenses (SPLs)

MaxCyte

Strategic relationships with leading cell therapy developers in clinical development and with commercial therapies

*Updated as of December 31, 2024

- cGMP Compatible Platform
- FDA Master File and Technical Files
- Experienced FAS and sales support
- Leading know-how and engineering process improvement

29 SPL Customers → **18** Programs are currently in clinical development* → **1** Commercial Program*

Cleared INDs or Equivalent

18 Active Clinical Programs Represents >$220 of precommercial milestone potential[1]

CARIBOU BIOSCIENCES, LION TCR, editas MEDICINE, Kite, KSQ, INVIOS, Beam Therapeutics, prime medicine, Allogene THERAPEUTICS, CRISPR THERAPEUTICS, VERTEX, celularity, Sana Biotechnology, nkarta THERAPEUTICS, curamys, WALKING FISH THERAPEUTICS, Lyell Immunopharma, MYELOID, VOR BIOPHARMA, INTIMA BIOSCIENCE, LG Chem, catamaranBIO, VITTORIA biotherapeutics, IMUGENE, Wugen, be BIOPHARMA, LEGEND BIOTECH, KAMAU THERAPEUTICS, TG Therapeutics

1. Inclusive of ~$10 million of milestones already received by MaxCyte

Typical MaxCyte SPL Economics

MaxCyte®

Significant development milestones and high-value participation in future commercial success of partners



Instruments and Processing Assemblies
Milestones
Royalties & Sales-Based Payments
Commercial Phase
• Royalty and/or sales-based payments
• Annual instrument fees and disposable sales
Approval: Year 5+
• Multiple 7-figure milestones based on geographic region (e.g. US and Europe)
Mid-late Clinical: (Phase 2/3) Years 3-5+
• 7-figure milestone
• Increasing instrument and disposables usage
Early Clinical: (Phase 1/2) Years 1-3
• Mid 6-figure up to low 7-figure milestones
• 1-3+ instruments + disposables

- Recurring revenues from lease of instruments and sales of single-use disposables
- Pre-commercial milestones in early clinical, mid-late clinical and product approval
- Royalites and Sales-based payments upon partner's product commercialization

Highly Technical Employees Field Application Scientists (FAS) and Commercial Team Unparalleled scientific support to customers Customer relationships at early stages of cell & gene therapy development Signed SPL *Updated as of December 31, 2024 MaxCyte has a team of 33+ highly trained FAS* Global teams providing scientific, technical, and FAS works with prospective customers to optimize and implement regulatory expertise cell engineering methods, processes, and applications Differentiated Commercial Relationships Expand Sales Funnel MaxCyte grows its sales funnel by leading with scientific, technical, and regulatory expertise 64 Advanced Degrees and 23 PhDs* Support academic and translational institutions, biotech companies, and pharma companies in discovery and pre-clinical

SPL Portfolio: 24 Active Clinical Trials



HSCs
HSCs
T-cells
T-cells
Other cell types
Other cell types
CB010 (NHL) (Caribou Biosciences)
Trem-cel (Vor Biopharma)
Nula-Cel (Kamau Therapeutics)
Azer-Cel (NHL) (Imugene)
CTX112 (B-cell malignancies) (CRISPR Therapeutics)
CTX131 (Solid Tumors) (CRISPR Therapeutics)
Azer-Cel (AID) (TG Therapeutics)
CASGEVY™ for SCD and B-thal (Vertex Pharmaceuticals)
KSQ-001EX (KSQ Therapeutics)
KSQ-004EX (KSQ Therapeutics)
CTX131 (Hematologic Malignancies) (CRISPR Therapeutics)
CB010 (AID) (Caribou Biosciences)
CTX112 (AID) (CRISPR Therapeutics)
VIPER-101 (Vittoria Biotherapeutics)

Clinical Phase

- Phase 1
- Phase 1/2
- Pivotal
- Commercial

Cell Approach

- Allogeneic
- Autologous

As of March 2025 / Includes SPL Clinical Trials

MaxCyte®

Indications in Active MaxCyte-Enabled Clinical Trials

Genetic Diseases
Beta-Thalassemia
Sickle Cell Disease
Hemophilia B
Chronic Granulomatous Disease (CGD)

Solid Tumors
Non-small Cell Lung Cancer
Head and Neck Cancer
Glioblastoma
Renal Cell Carcinoma
Melanoma
Other Solid Tumors

Hematological Malignancies
Acute Lymphoblastic Leukemia
Acute Myeloid Leukemia
Chronic Lymphocytic Leukemia
Multiple Myeloma
Non-Hodgkin Lymphoma
T Cell Lymphoma

Autoimmune Disease
Lupus Nephritis
ANCA-associated Vasculitis
Multiple Sclerosis
Type 1 Diabetes
Other autoimmune diseases

16

© 2025 MaxCyte, Inc. All Rights Reserved

SPL Case Study: CASGEVY®

MaxCyte®

CASGEVY® for Sickle Cell Disease (SCD) and for Transfusion-Dependent Beta-Thalassemia (TDT) (2023 and 2024)

CASGEVY®

2013 – MaxCyte supports Inception Genomics
(Changed name to CRISPR Therapeutics AG in 2014)
- Support for programs in research

2018 – Vertex/CRISPR achieves IND Milestone

2021 - Vertex initiated Pivotal Trial for CASGEVY®

Sept 28, 2022 – MaxCyte Signs SPL with Vertex to advance Exa-cel
- Vertex obtains non-exclusive clinical and commercial rights to use MaxCyte's ExPERT™ platform

Nov 15, 2023 – UK MHRA Approves CASGEVY®
(for treatment of SCD and TDT)

Dec 8, 2023 – FDA Approves CASGEVY®
(for treatment of SCD)

Jan 9, 2024 –SFDA Approves CASGEVY®
(for treatment of SCD and TDT)

Jan 16, 2024 – FDA Approves CASGEVY®
(for treatment of TDT)

Feb 12, 2024 – European Commission Approves CASGEVY®
(for treatment of SCD and TDT)

MaxCyte Supports the Future of Cell & Gene Therapies

MaxCyte®

First Wave

1 Approved Partner Program

Launched:

2023

SPL Program:
Vertex's Exa-Cel

Indications:
Sickle Cell Disease
Beta-Thalassemia

Second Wave

8 Potential Approved Partner Programs

Launch Potential:

2027-2028

Indications:
Lymphoma/Leukemia
Sickle Cell Disease
Genetic Disease

Third Wave

12 Potential Approved Partner Programs

Launch Potential:

2029-2031

Example Indications:
Solid Tumors
Lymphoma/Leukemia
Multiple Myeloma
Genetic Diseases
Autoimmune Diseases

Fourth Wave

Additional Preclinical Partner Programs

Launch Potential:

2031+

Example Indications:
Solid Tumors
Autoimmune Diseases
Neurodegenerative Diseases
Genetic Diseases
Lymphoma/Leukemia

Fifth Wave

Additional Licensed Programs and New Partnerships Signed

Launch Potential:

2032+

Source: Evaluate Pharma and MaxCyte Internal Estimates as of March 2025

18

© 2024 MaxCyte, Inc. All Rights Reserved

MaxCyte’s Roadmap to Becoming a Premier Cell Engineering Solutions Providers 19 Electroporation technology provider Comprehensive cell engineering solutions Gene Editing Tools Over $1.25b market • Key markets addressed: in vivo and ex vivo cell therapy • Other key markets addressed: Agbio, bioprocessing, research and discovery tools Genetic Payloads Over $6.0b market • Key markets addressed: in vivo and ex vivo cell therapy • Other key markets addressed: vaccines, bioprocessing, research and discovery tools Biological Delivery Over $4.0b market • Key markets addressed: in vivo and ex vivo cell therapy • Other key markets addressed: vaccines, bioprocessing, research and discovery tools Cell engineering risk assessment Organic and Inorganic Investment Product Development Acquisitions Licensing Deals Distribution Deals Source: Internal analysis “Loss of Function” Technologies (i.e. gene editing) “Gain of Function” Technologies (i.e. gene insertion/expression) Other Delivery Technologies

SeQure DX Editing Assessment Services

MaxCyte

MaxCyte provides ex-vivo and in-vivo developers with best-in-class on-target and off-target risk assessment services

Discovery

Screening
- Guide Profiler
- Guide Select

Use Cases: candidate guide screening, guide RNA selection

Pre-Clinical Development and IND-Enabling Studies

Nomination
- ONE-seq
- DEUX-seq
- GUIDE-seq

Use Cases: Off-target risk assessment, guide RNA selection, IND filings

Confirmation
- SAFER Detection
- Amplicon-seq

Use Cases: Off-target risk assessment, guide RNA selection, IND filings

BENEFITS

Guide Screening
- ✓ Rapid turnaround time
- ✓ Comprehensive report
- ✓ Minimize risk from variation at on-target locus

Guide RNA Selection
- ✓ Low-cost per guide
- ✓ Evaluate multiple guides
- ✓ Reduce program risk through early profiling and selection

Nomination
- ✓ Highly sensitive
- ✓ Universal for all editors
- ✓ Population-scale variant assessment
- ✓ Multiple orthogonal methods
- ✓ Variant effect prediction
- ✓ GLP-grade

Confirmation
- ✓ Highly sensitive
- ✓ Universal for all editors
- ✓ Population-scale variant assessment
- ✓ Multiple orthogonal methods
- ✓ Variant effect prediction
- ✓ GLP-grade

- ✓ Increases program likelihood of success
- ✓ Decreases risk of unexpected costs or program delays
- ✓ Aligns with most recent FDA guidance for gene edited therapies
- ✓ Quicker time to clinic and safer therapies

$11.7 $8.3 $7.1 $16.0 $10.3 $14.0 $10.9 $10.3 $10.3 $1.0 $0.9 $1.1 $4.6 $11.5 $6.1 2022 2023 2024 Instrument PAs Licenses Other SPL Program-related Core Revenue: (25%) Decline Core Revenue: +9% Growth Financial Summary 1. Excluding SPL Program-related revenue and reserves for excess and obsolete inventory. See appendix for reconciliation to GAAP gross margins $41.3 $38.6 Total Revenue (millions) $44.3 Financial Highlights (As of December 31, 2024) 84% Non-GAAP adjusted Gross Margin1 55% SPL Program-Related revenue as a percentage of Core revenue 760 Total Installed Base of Instruments (sold or leased) $190 million Total cash, cash equivalents, and investments Core Revenue

Financial Summary In millions, except percentages 2023 2024 Total Core Revenue $29.8 $32.5 y/y growth (25%) 9% SPL-Program Related Revenue $11.5 $6.1 y/y growth 148% (47%) Total Revenue $41.3 $38.6 y/y growth (7%) (6%) Gross Profit $36.5 $31.5 Gross Margin % 89% 82% Non-GAAP Adjusted Gross Margin %1 86% 84% Operating Expenses $84.8 $82.7 Net Income (Loss) ($37.9) ($41.1) EBITDA2 ($44.1) ($46.9) Full Year Ended December 31, 1. Excluding SPL Program-related revenue and reserves for excess and obsolete inventory. See appendix for reconciliation to GAAP gross margins 2. See appendix for Unaudited Reconciliation of Net Loss to EBITDA

Thank you! Any questions? ir@maxcyte.com 23 © 2024 MaxCyte, Inc. All Rights Reserved

Appendix – Historical Core Business Disclosure 1Q'21 2Q'21 3Q'21 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 1Q'23 2Q'23 3Q'23 4Q'23 1Q'24 2Q’24 3Q’24 4Q’24 (in $ thousands) Instrument 1,627 1,417 2,517 2,917 2,728 2,697 2,575 3,705 2,189 2,126 1,672 2,330 1,928 1,762 1,764 1,629 PAs 2,449 2,624 2,927 4,309 3,840 4,114 4,350 3,721 2,600 3,293 2,226 2,163 3,432 2,974 3,432 4,169 Licenses 2,252 2,386 2,527 2,643 2,726 2,622 2,736 2,813 2,809 2,667 2,444 2,406 2,604 2,610 2,528 2,554 Other 163 177 165 279 290 171 227 331 174 203 258 263 224 229 416 258 Total Core Revenue 6,491 6,604 8,135 10,148 9,583 9,604 9,889 10,570 7,772 8,289 6,600 7,162 8,188 7,575 8,140 8,610 Installed base of instruments (sold or leased) 420 445 472 502 521 546 575 616 633 654 664 683 708 723 739 760 Core Revenue Generated by SPL Clients as a % of Core Revenue 42% 43% 37% 39% 47% 47% 40% 34% 52% 49% 45% 45% 53% 51% 53% 55%

Appendix – Unaudited Reconciliation of Gross Margin to Non-GAAP Adjusted gross margin 1. Adjustments include the exclusion of SPL program related revenue from Revenue, and the exclusion of reserves for excess and obsolete inventory from Cost of Goods Sold. Unaudited Reconciliation of Gross Margin to Non-GAAP Adjusted gross margin (in thousands, except for percentages) Year ended December 31, 2024 Year ended December 31, 2023 GAAP Adjustments Non-GAAP GAAP Adjustments Non-GAAP Revenue $ 38,627 $ (6,115) $ 32,512 $ 41,288 $ (11,465) $ 29,823 Cost of Goods Sold 7,100 (1,771) 5,329 4,742 (581) 4,161 Gross Margin 31,527 (4,344) 27,183 36,546 (10,884) 25,662 Gross Margin % 82% 84% 89% 86%

Appendix – Unaudited Reconciliation of Net Loss to EBITDA Three Months Ended Year Ended December 31, December 31, 2024 2023 2024 2023 (in thousands) Net loss $ (10,597) $ (5,277) $ (41,055) $ (37,923) Depreciation and amortization expense 1,057 1,102 4,315 4,171 Interest income (2,304) (2,818) (10,142) (10,376) Income taxes — — — — EBITDA $ (11,844) $ (6,993) $ (46,882) $ (44,128) Unaudited Reconciliation of Net Loss to EBITDA (in thousands) (Unaudited)